Exhibit 99.1

NYSE: BOH

Media Inquiries

Stafford Kiguchi
Telephone: 808-694-8580
Mobile: 808-265-6367
E-mail: Stafford.Kiguchi@boh.com

Investor/Analyst Inquiries

Cindy Wyrick
Telephone: 808-694-8430
E-mail: Cindy.Wyrick@boh.com

Bank of Hawaii Corporation 2008 Financial Results

•                  Diluted Earnings Per Share for 2008 Increases to $3.99

•                  Net Income for 2008 Increases to $192.2 Million

•                  Board of Directors Declares Dividend of $0.45 Per Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (January 26, 2009) — Bank of Hawaii Corporation (NYSE: BOH) today reported diluted earnings per share for the full year of 2008 of $3.99, up $0.30 or 8.1 percent from diluted earnings per share of $3.69 in 2007.  Net income for the year was $192.2 million, up $8.5 million or 4.6 percent from net income of $183.7 million in the previous year.  The return on average assets in 2008 was 1.84 percent, up from 1.75 percent in 2007.  The return on average equity for the year was 24.54 percent, down from 25.15 percent in 2007 as the result of an increase in capital levels.

“Bank of Hawaii Corporation finished 2008 with solid financial performance.  Our bank has a strong balance sheet with increased deposits, capital, liquidity and reserves,” said Allan R. Landon, Chairman and CEO.  “We anticipate that the challenging economic environment will continue in 2009.  Bank of Hawaii is safe, balanced and ready to help our customers and communities address the challenges ahead.”

Diluted earnings per share for the fourth quarter of 2008 were $0.82, down $0.01 or 1.2 percent from $0.83 per diluted share for the same quarter last year.  Net income in the fourth quarter of 2008 was $39.3 million, down $1.6 million or 3.8 percent from net income of $40.9 million in the fourth quarter last year.

Financial Highlights

Net interest income, on a taxable equivalent basis, for the fourth quarter of 2008 was $106.1 million, up $6.4 million from net interest income of $99.7 million in the fourth quarter of 2007 and up $2.3 million from net interest income of $103.8 million in the third quarter of 2008.  Net interest income in the third quarter of 2008 included a $4.0 million reduction related to accounting for the pending settlement of income tax issues with the SILO leases.  Net interest

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130 Merchant Street • PO Box 2900 • Honolulu HI 96846-6000 • Fax 808-694-8440 • Website www.boh.com

income, on a taxable equivalent basis, for the full year of 2008 was $419.7 million, up $23.8 million from $395.9 million in 2007.  Analyses of changes in net interest income are included in Tables 7a, 7b and 7c.

The net interest margin was 4.43 percent for the fourth quarter of 2008, a 31 basis point increase from 4.12 percent in the fourth quarter of 2007 and a 10 basis point increase from 4.33 percent in the third quarter of 2008.  The net interest margin for the full year of 2008 was 4.33 percent, a 25 basis point increase from 4.08 percent in 2007.

Results for the fourth quarter of 2008 included a provision for credit losses of $18.6 million compared to $5.4 million in the fourth quarter of 2007 and $20.4 million in the third quarter of 2008.  As previously mentioned, the provision exceeded net charge offs in the fourth quarter of 2008 by $8.0 million.  The provision for credit losses equaled net charge-offs in the fourth quarter of 2007 and exceeded net charge-offs by $13.0 million in the third quarter of 2008.  The provision for credit losses for the full year of 2008 was $60.5 million compared to $15.5 million in 2007.

Noninterest income was $54.5 million for the fourth quarter of 2008, a decrease of $5.8 million or 9.6 percent compared to noninterest income of $60.3 million in the fourth quarter of 2007 and down $2.5 million or 4.4 percent compared to noninterest income of $57.0 million in the third quarter of 2008.  The decrease compared to the previous quarter was largely due to a charge of $7.1 million due to the change in fair value of mortgage servicing rights offset by a $2.6 million increase in the fair value of trading securities, and a reduction of $1.9 million in trust and asset management fees.   Fourth quarter 2007 noninterest income included a gain of $3.1 million on the sale of unused real estate.  Noninterest income for the full year of 2008 was $258.1 million, up $17.6 million or 7.3 percent from noninterest income of $240.5 million in 2007.  Noninterest income for 2008 included a $13.7 million gain on the mandatory redemption of Visa shares and an increase of $9.3 million in gains on the disposal of lease equipment.  These gains were partially offset by a net reduction in the fair value of servicing rights and lower trust and asset management fees.

Noninterest expense was $82.7 million in the fourth quarter of 2008, down $9.3 million or 10.1 percent from noninterest expense of $92.0 million in the same quarter last year, and down $4.1 million or 4.7 percent from noninterest expense of $86.8 million in the previous quarter.  The decrease compared with the previous quarters was largely due to a reduction in salary and benefit expenses.  Noninterest expense for the full year of 2008 was $346.8 million, up $11.4 million or 3.4 percent from noninterest expense of $335.4 million in 2007.  The increase compared with the prior year was largely due to an increase in base salaries and employee incentives.  An analysis of salary and benefit expenses is included in Table 8.

The efficiency ratio for the fourth quarter of 2008 was 51.58 percent, down from 57.61 percent in the same quarter last year and down from 54.05 percent in the previous quarter.  The efficiency ratio for the full year of 2008 was 51.23 percent compared with 52.78 percent during the full year of 2007.

The Company’s business segments are defined as Retail Banking, Commercial Banking, Investment Services, and Treasury & Other.  Results are determined based on the Company’s internal financial management reporting process and organizational structure.  Selected financial information for the business segments is included in Tables 12a and 12b.

2

Asset Quality

Credit quality reflected the trend of a weakening economy during the fourth quarter of 2008.  Non-accrual loans were $14.5 million at December 31, 2008, up from $5.1 million at December 31, 2007, and up from $5.6 million at September 30, 2008.  As a percentage of total loans and leases, non-accrual loans were 0.22 percent at December 31, 2008.  The increase in non-accrual loans was primarily in the commercial segment.  The largest component of the increase was a commercial construction loan on a residential project located on the mainland, which experienced sluggish sales.  This project is a participation with a mainland bank and one of the two non-Hawaii based projects in the commercial construction and development portfolio.  Total outstandings associated with these two projects were $6.5 million as of December 31, 2008.  The other commercial and industrial non-accrual loans are two Hawaii based companies that are experiencing difficulties due to the slowdown in local economic activity.

Net charge-offs during the fourth quarter of 2008 were $10.6 million or 0.64 percent annualized of total average loans and leases compared to $5.4 million in the fourth quarter last year and $7.4 million in the third quarter of 2008.  The increase in the fourth quarter of 2008 compared with the previous quarter reflects higher net losses in commercial credits, which partially offset a reduction in net consumer charge-offs.

Full year 2008 net charges-offs of $28.0 million were 0.43 percent of total average loans and leases.  Net charge-offs for 2008 were comprised of gross charge-offs of $35.3 million partially offset by recoveries of $7.3 million.  Net charge-offs for the full year of 2007 were $15.5 million, or 0.24 percent of total average loans and leases, and were comprised of gross charge-offs of $24.9 million partially offset by recoveries of $9.4 million.

The Company increased the allowance for loan and lease losses by $32.5 million during 2008, including $8.0 million in the fourth quarter, to reflect increased risk due to the overall softening of the economy, and risk in the credit and financial markets.  The allowance for loan and lease losses was $123.5 million at December 31, 2008, up from $91.0 million at December 31, 2007, and up from $115.5 million at September 30, 2008.  The ratio of the allowance for loan and lease losses to total loans was 1.89 percent at December 31, 2008, up from 1.38 percent at December 31, 2007 and up from 1.77 percent at September 30, 2008.  Details of charge-offs, recoveries and the components of the total reserve for credit losses are summarized in Table 11.

Other Financial Highlights

Total assets were $10.76 billion at December 31, 2008, up $291 million from $10.47 billion at December 31, 2007 and up $428 million from $10.34 billion at September 30, 2008.  The growth in assets was largely due to an increase in the Company’s liquidity position in funds sold due to strong deposit generation during the fourth quarter of 2008.

Total loans and leases were $6.53 billion at December 31, 2008, down $51 million from $6.58 billion at December 31, 2007 and down $9 million from $6.54 billion at September 30, 2008.  Average loans and leases were $6.54 billion during the fourth quarter of 2008, down $44 million from $6.58 billion during the fourth quarter last year and up $25 million from $6.51 billion during the previous quarter.

3

Total commercial loans were $2.42 billion at December 31, 2008, up $37 million from $2.38 billion at December 31, 2007 and up $10 million from $2.41 billion at September 30, 2008.  Total consumer loans were $4.11 billion at December 31, 2008, down $88 million from $4.20 billion at December 31, 2007 and down $19 million from $4.13 billion at September 30, 2008.  The decrease in consumer loans during 2008 was largely due to a reduction in residential first mortgages, automobile lending, and unsecured installment loans, which offset growth in home equity lending.  Loan and lease portfolio balances are summarized in Table 9.

Total deposits at December 31, 2008 were $8.29 billion, up $350 million from $7.94 billion at December 31, 2007 and up $634 million from $7.66 billion at September 30, 2008.  The increase in deposits was largely due to strong growth in nearly every category during the fourth quarter of 2008.  During the fourth quarter, the net number of deposit accounts increased by approximately 1,600 accounts.

Consistent with the Company’s plans to build capital levels, only one thousand shares were repurchased during the fourth quarter of 2008 and no shares have been repurchased since the end of December 2008.  Remaining buyback authority under the share repurchase program was $85.4 million at December 31, 2008.

At December 31, 2008, the Tier 1 leverage ratio was 7.30 percent compared to 7.02 percent at December 31, 2007 and 7.27 percent at September 30, 2008.

The Company’s Board of Directors declared a quarterly cash dividend of $0.45 per share on the Company’s outstanding shares.  The dividend will be payable on March 13, 2009 to shareholders of record at the close of business on February 27, 2009.

Hawaii Economy

The Hawaii economy continued to weaken during the fourth quarter of 2008.  Visitor arrivals, which were up in the first quarter of 2008, decreased 11.7 percent during April to November 2008 compared with a year earlier.  Unemployment increased to 5.0 percent in November 2008, up from 2.6 percent at the end of 2007.  Single-family median existing home sales prices in the fourth quarter of 2008 were down 1.5 percent from the fourth quarter of 2007 and down 4.2 percent from the cyclical peak between mid-2006 and mid-2007.  However, home prices in Hawaii were down more modestly in the fourth quarter of 2008 than across the U.S. mainland, and overall mortgage delinquency, at 4.04 percent in the third quarter of 2008, was relatively low compared to the U.S. mainland.

Business Outlook

Bank of Hawaii begins 2009 with a cautious business plan, given the expectation of continued economic weakness and uncertainty.  The Bank will focus on maintaining high levels of liquidity, strong capital and reserves as well as disciplined lending and investment.  Bank of Hawaii has the resources to increase lending and investment when market conditions improve.  Special emphasis will be given to workforce productivity, technology and service enhancement, and management of risk and expenses.  Given the uncertain business environment, it is impractical to set expectations for returns in 2009.  Bank of Hawaii remains committed to producing superior financial performance over time with priority given to soundness and timely resolution of credit issues.

4

Conference Call Information

The Company will review its 2008 financial results today at 8:00 a.m. Hawaii Time (1:00 p.m. Eastern Time).  The call will be accessible via teleconference and via the Investor Relations link of Bank of Hawaii Corporation’s web site, www.boh.com.  The conference call number for participants in the United States is 866-700-6979.  International participants should call 617-213-8836.  No passcode is required.  A replay of the conference call will be available for one week beginning Monday, January 26, 2009 by calling 888-286-8010 in the United States or 617-801-6888 internationally and entering the number 18184581 when prompted.  A replay will also be available via the Investor Relations link of the Company’s web site.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain “forward-looking statements”, such as forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations.  Do not unduly rely on forward-looking statements.  Actual results might differ significantly from our forecasts and expectations because of a variety of factors. More information about these factors is contained in Bank of Hawaii Corporation’s Annual Report on Form 10-K for the year ended December 31, 2007, which was filed with the U.S. Securities and Exchange Commission.  We do not promise to update forward-looking statements to reflect later events or circumstances.

Bank of Hawaii Corporation is a regional financial services company serving businesses, consumers and governments in Hawaii, American Samoa and the West Pacific.  The Company’s principal subsidiary, Bank of Hawaii, was founded in 1897 and is the largest independent financial institution in Hawaii.  For more information about Bank of Hawaii Corporation, see the Company’s web site, www.boh.com.

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5

Bank of Hawaii Corporation and Subsidiaries
Financial Highlights (Unaudited)	Table 1

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share amounts)	2008	2008	2007	2008	2007
For the Period:
Net Interest Income	$105,854	$103,575	$99,447	$418,777	$395,018
Provision for Credit Losses	18,558	20,358	5,443	60,515	15,507
Total Noninterest Income	54,463	56,986	60,257	258,113	240,487
Total Noninterest Expense	82,690	86,790	92,002	346,774	335,407
Net Income	39,307	47,409	40,860	192,213	183,703
Basic Earnings Per Share	0.83	1.00	0.84	4.03	3.75
Diluted Earnings Per Share	0.82	0.99	0.83	3.99	3.69
Dividends Declared Per Share	0.45	0.44	0.44	1.77	1.67

Net Income to Average Total Assets	1.52%	1.82%	1.55%	1.84%	1.75%
Net Income to Average Shareholders’ Equity	19.56	24.17	21.51	24.54	25.15
Efficiency Ratio [1]	51.58	54.05	57.61	51.23	52.78
Operating Leverage [2]	5.23	(12.02)	(13.59)	10.00	0.76
Net Interest Margin [3]	4.43	4.33	4.12	4.33	4.08
Dividend Payout Ratio [4]	54.22	44.00	52.38	43.92	44.53
Effective Tax Rate	33.46	11.24	34.37	28.70	35.45

Average Loans and Leases	$6,537,134	$6,512,453	$6,581,183	$6,542,178	$6,561,584
Average Assets	10,307,814	10,339,490	10,446,262	10,448,223	10,472,097
Average Deposits	7,724,309	7,772,535	7,802,750	7,851,327	7,887,500
Average Shareholders’ Equity	799,387	780,334	753,499	783,114	730,330
Average Shareholders’ Equity to Average Assets	7.76%	7.55%	7.21%	7.50%	6.97%

Market Price Per Share of Common Stock:

Closing	$45.17	$53.45	$51.14	$45.17	$51.14
High	57.81	70.00	55.94	70.00	55.94
Low	36.32	37.46	47.56	36.32	46.05

			December 31,	September 30,	December 31,
			2008	2008	2007
As of Period End:
Loans and Leases			$6,530,233	$6,539,458	$6,580,861
Total Assets			10,763,475	10,335,047	10,472,942
Total Deposits			8,292,098	7,658,484	7,942,372
Long-Term Debt			203,285	204,616	235,371
Total Shareholders’ Equity			790,704	780,020	750,255

Non-Performing Assets			$14,949	$5,927	$5,286

Allowance to Loans and Leases Outstanding			1.89%	1.77%	1.38%
Leverage Ratio [5]			7.30	7.27	7.02

Book Value Per Common Share			$16.56	$16.35	$15.44

Full-Time Equivalent Employees			2,581	2,573	2,594
Branches and Offices			85	84	83

1     Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).

2     Operating leverage is defined as the percentage change in income before the provision for credit losses and the provision for income taxes.  Measures are presented on a linked quarter basis.

3     Net interest margin is defined as net interest income, on a taxable equivalent basis, as a percentage of average earning assets.

4     Dividend payout ratio is defined as dividends declared per share divided by basic earnings per share.

5     Leverage ratio as of December 31, 2007 was corrected from 7.04%.

Bank of Hawaii Corporation and Subsidiaries
Net Significant Income (Expense) Items (Unaudited)	Table 2

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2008	2008	2007	2008	2007
SILO Leveraged Lease	$-	$(3,981)	$-	$(3,981)	$-
LILO Leveraged Lease	-	-	-	-	1,098
Gain on Mandatory Redemption of Visa Shares	-	-	-	13,737	-
Gain on Disposal of Leased Equipment	-	-	-	11,588	2,275
Gain on Sale of Real Estate	-	-	3,095	-	3,095
Increase in Allowance for Loan and Lease Losses	(8,000)	(13,000)	-	(30,000)	-
Cash for Stock Grants	-	-	-	(4,640)	-
Employee Incentive Awards	-	(2,000)	-	(2,000)	-
Legal Contingencies and Fraud Loss	-	-	(1,756)	(3,016)	(1,756)
Bank of Hawaii Charitable Foundation and Other Contributions	-	-	-	(2,250)	-
Call Premium on Capital Securities	-	-	-	(991)	-
Separation Expense	-	-	-	(615)	-
Reversal (Accrual) of Visa Legal Costs	-	-	(5,649)	5,649	(5,649)
Significant Income (Expense) Items Before the Benefit for Income Taxes	(8,000)	(18,981)	(4,310)	(16,519)	(937)
Benefit for Income Taxes Related to SILO/LILO Transactions	-	(12,920)	-	(12,920)	(377)
Benefit for Income Taxes	(2,800)	(5,250)	(1,481)	(9,864)	(654)
Net Significant Income (Expense) Items	$(5,200)	$(811)	$(2,829)	$6,265	$94

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)	Table 3

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share amounts)	2008	2008	2007	2008	2007
Interest Income
Interest and Fees on Loans and Leases	$95,598	$92,744	$111,270	$390,714	$446,381
Income on Investment Securities
Trading	1,152	1,174	814	4,695	4,903
Available-for-Sale	34,352	35,152	33,591	139,076	129,601
Held-to-Maturity	2,735	2,870	3,440	11,877	14,935
Deposits	25	33	309	457	1,549
Funds Sold	48	141	356	1,601	3,050
Other	276	490	395	1,681	1,456
Total Interest Income	134,186	132,604	150,175	550,101	601,875
Interest Expense
Deposits	16,960	17,736	33,158	82,399	137,847
Securities Sold Under Agreements to Repurchase	7,984	7,675	11,754	33,764	47,031
Funds Purchased	175	507	1,936	1,585	5,965
Short-Term Borrowings	103	13	91	162	356
Long-Term Debt	3,110	3,098	3,789	13,414	15,658
Total Interest Expense	28,332	29,029	50,728	131,324	206,857
Net Interest Income	105,854	103,575	99,447	418,777	395,018
Provision for Credit Losses	18,558	20,358	5,443	60,515	15,507
Net Interest Income After Provision for Credit Losses	87,296	83,217	94,004	358,262	379,511
Noninterest Income
Trust and Asset Management	12,275	14,193	15,812	57,014	62,926
Mortgage Banking	508	621	2,027	8,164	11,725
Service Charges on Deposit Accounts	13,306	13,045	12,302	50,845	46,260
Fees, Exchange, and Other Service Charges	16,256	16,991	16,743	66,524	65,825
Investment Securities Gains, Net	86	159	105	532	1,485
Insurance	5,953	5,902	4,629	24,575	23,177
Other	6,079	6,075	8,639	50,459	29,089
Total Noninterest Income	54,463	56,986	60,257	258,113	240,487
Noninterest Expense
Salaries and Benefits	43,737	46,764	45,928	191,958	180,865
Net Occupancy	11,548	11,795	10,300	45,129	40,073
Net Equipment	4,573	4,775	4,745	18,143	19,274
Professional Fees	3,040	3,270	3,695	11,511	11,206
Other	19,792	20,186	27,334	80,033	83,989
Total Noninterest Expense	82,690	86,790	92,002	346,774	335,407
Income Before Provision for Income Taxes	59,069	53,413	62,259	269,601	284,591
Provision for Income Taxes	19,762	6,004	21,399	77,388	100,888
Net Income	$39,307	$47,409	$40,860	$192,213	$183,703
Basic Earnings Per Share	$0.83	$1.00	$0.84	$4.03	$3.75
Diluted Earnings Per Share	$0.82	$0.99	$0.83	$3.99	$3.69
Dividends Declared Per Share	$0.45	$0.44	$0.44	$1.77	$1.67
Basic Weighted Average Shares	47,481,779	47,518,078	48,525,708	47,674,000	49,033,208
Diluted Weighted Average Shares	47,927,532	48,057,965	49,301,825	48,200,650	49,833,546

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Condition (Unaudited)	Table 4

	December 31,	September 30,	December 31,
(dollars in thousands)	2008	2008 [1]	2007 [1]
Assets
Interest-Bearing Deposits	$5,094	$13,845	$4,870
Funds Sold	405,789	-	15,000
Investment Securities
Trading	91,500	90,993	67,286
Available-for-Sale	2,519,239	2,572,111	2,563,190
Held-to-Maturity (Fair value of $242,175; $245,720; and $287,644)	239,635	249,083	292,577
Loans Held for Sale	21,540	14,903	12,341
Loans and Leases	6,530,233	6,539,458	6,580,861
Allowance for Loan and Lease Losses	(123,498)	(115,498)	(90,998)
Net Loans and Leases	6,406,735	6,423,960	6,489,863
Total Earning Assets	9,689,532	9,364,895	9,445,127
Cash and Noninterest-Bearing Deposits	385,599	285,762	368,402
Premises and Equipment	116,120	118,333	117,177
Customers’ Acceptances	1,308	1,250	1,112
Accrued Interest Receivable	39,905	41,061	45,261
Foreclosed Real Estate	428	293	184
Mortgage Servicing Rights	21,057	27,707	27,588
Goodwill	34,959	34,959	34,959
Other Assets	474,567	460,787	433,132
Total Assets	$10,763,475	$10,335,047	$10,472,942

Liabilities
Deposits
Noninterest-Bearing Demand	$1,754,724	$1,592,251	$1,935,639
Interest-Bearing Demand	1,854,611	1,708,183	1,576,443
Savings	3,104,863	2,780,798	2,688,703
Time	1,577,900	1,577,252	1,741,587
Total Deposits	8,292,098	7,658,484	7,942,372
Funds Purchased	15,734	189,700	75,400
Short-Term Borrowings	4,900	10,621	10,427
Securities Sold Under Agreements to Repurchase	1,028,835	1,109,431	1,029,340
Long-Term Debt (includes $119,275 and $120,598 carried at fair value as of December 31, 2008 and September 30, 2008, respectively)	203,285	204,616	235,371
Banker’s Acceptances	1,308	1,250	1,112
Retirement Benefits Payable	54,776	22,438	29,984
Accrued Interest Payable	13,837	12,702	20,476
Taxes Payable and Deferred Taxes	229,699	240,795	278,218
Other Liabilities	128,299	104,990	99,987
Total Liabilities	9,972,771	9,555,027	9,722,687
Shareholders’ Equity
Common Stock ($.01 par value; authorized 500,000,000 shares; issued / outstanding: December 2008 - 57,019,887 / 47,753,371; September 2008 - 57,022,797 / 47,707,629; and December 2007 - 56,995,447 / 48,589,645)	568	568	567
Capital Surplus	492,515	491,419	484,790
Accumulated Other Comprehensive Loss	(28,888)	(18,643)	(5,091)
Retained Earnings	787,924	770,373	688,638
Treasury Stock, at Cost (Shares: December 2008 - 9,266,516; September 2008 - 9,315,168; and December 2007 - 8,405,802)	(461,415)	(463,697)	(418,649)
Total Shareholders’ Equity	790,704	780,020	750,255
Total Liabilities and Shareholders’ Equity	$10,763,475	$10,335,047	$10,472,942

1     Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Consolidated Statements of Shareholders’ Equity (Unaudited)	Table 5

				Accum.
				Other
				Compre-			Compre-
		Common	Capital	hensive	Retained	Treasury	hensive
(dollars in thousands)	Total	Stock	Surplus	Loss	Earnings	Stock	Income
Balance as of December 31, 2007	$750,255	$567	$484,790	$(5,091)	$688,638	$(418,649)
Cumulative-Effect Adjustment of a Change in Accounting Principle, Net of Tax:
SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities, including an amendment of FASB Statement No. 115”	(2,736)	-	-	-	(2,736)	-
Comprehensive Income:
Net Income	192,213	-	-	-	192,213	-	$192,213
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities Available-for-Sale	(2,889)	-	-	(2,889)	-	-	(2,889)
Unamortized Loss Related to Defined Benefit Plans	(20,967)	-	-	(20,967)	-	-	(20,967)
Amortization of Net Loss for Pension and Postretirement Benefit Plans	59	-	-	59	-	-	59
Total Comprehensive Income							$168,416
Share-Based Compensation	5,808	-	5,808	-	-	-
Net Tax Benefits related to Share-Based Compensation	1,694	-	1,694	-	-	-
Common Stock Issued under Purchase and Equity Compensation Plans (431,254 shares)	14,137	1	223	-	(5,336)	19,249
Common Stock Repurchased (1,267,528 shares)	(62,015)	-	-	-	-	(62,015)
Cash Dividends Paid	(84,855)	-	-	-	(84,855)	-
Balance as of December 31, 2008	$790,704	$568	$492,515	$(28,888)	$787,924	$(461,415)

Balance as of December 31, 2006	$719,420	$566	$475,178	$(39,084)	$630,660	$(347,900)
Cumulative-Effect Adjustment of a Change in Accounting Principle, Net of Tax:
SFAS No. 156, “Accounting for Servicing of Financial Assets, an amendment of FASB Statement No. 140”	5,126	-	-	5,279	(153)	-
FSP No. 13-2, “Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction”	(27,106)	-	-	-	(27,106)	-
FIN 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109”	(7,247)	-	-	-	(7,247)	-
Comprehensive Income:
Net Income	183,703	-	-	-	183,703	-	$183,703
Other Comprehensive Income, Net of Tax:
Change in Unrealized Gains and Losses on Investment Securities Available-for-Sale	20,824	-	-	20,824	-	-	20,824
Unamortized Gain Related to Defined Benefit Plans	7,034	-	-	7,034	-	-	7,034
Amortization of Net Loss for Pension and Postretirement Benefit Plans	856	-	-	856	-	-	856
Total Comprehensive Income							$212,417
Share-Based Compensation	5,724	-	5,724	-	-	-
Net Tax Benefits related to Share-Based Compensation	3,491	-	3,491	-	-	-
Common Stock Issued under Purchase and Equity Compensation Plans (749,327 shares)	20,457	1	397	-	(8,848)	28,907
Common Stock Repurchased (1,933,964 shares)	(99,656)	-	-	-	-	(99,656)
Cash Dividends Paid	(82,371)	-	-	-	(82,371)	-
Balance as of December 31, 2007	$750,255	$567	$484,790	$(5,091)	$688,638	$(418,649)

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable Equivalent Basis (Unaudited)	Table 6a

	Three Months Ended			Three Months Ended			Three Months Ended
	December 31, 2008			September 30, 2008 [1]			December 30, 2007 [1]
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$13.9	$-	0.71%	$6.4	$-	2.06%	$24.1	$0.3	5.03%
Funds Sold	66.6	-	0.28	28.4	0.1	1.96	33.3	0.4	4.19
Investment Securities
Trading	90.6	1.2	5.09	92.6	1.2	5.07	81.0	0.8	4.02
Available-for-Sale	2,535.6	34.6	5.46	2,601.2	35.4	5.44	2,568.2	33.9	5.27
Held-to-Maturity	244.7	2.7	4.47	255.4	2.9	4.50	300.4	3.4	4.58
Loans Held for Sale	8.8	0.1	5.54	6.6	0.1	6.34	8.0	0.1	6.52
Loans and Leases [2]
Commercial and Industrial	1,071.1	13.7	5.08	1,049.7	13.8	5.23	1,041.2	19.1	7.28
Commercial Mortgage	724.6	10.8	5.94	695.3	10.5	6.04	633.4	10.8	6.79
Construction	155.7	2.1	5.37	161.4	2.3	5.67	238.6	4.5	7.50
Commercial Lease Financing	466.1	4.9	4.21	472.9	0.2	0.15	478.1	4.0	3.32
Residential Mortgage	2,468.1	37.2	6.02	2,480.7	37.6	6.05	2,487.6	38.2	6.14
Home Equity	1,019.6	13.9	5.41	994.6	14.4	5.77	982.8	18.1	7.33
Automobile	382.3	7.7	8.02	403.6	8.2	8.09	444.4	9.2	8.23
Other [3]	249.6	5.2	8.36	254.3	5.6	8.80	275.1	7.2	10.33
Total Loans and Leases	6,537.1	95.5	5.82	6,512.5	92.6	5.67	6,581.2	111.1	6.72
Other	79.7	0.3	1.38	79.6	0.5	2.46	79.5	0.4	1.99
Total Earning Assets [4]	9,577.0	134.4	5.60	9,582.7	132.8	5.53	9,675.7	150.4	6.19
Cash and Noninterest-Bearing Deposits	252.3			274.3			284.9
Other Assets	478.5			482.5			485.7
Total Assets	$10,307.8			$10,339.5			$10,446.3

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,747.3	0.7	0.16	$1,793.0	1.5	0.32	$1,487.0	3.1	0.84
Savings	2,827.9	6.4	0.90	2,790.3	6.3	0.90	2,735.2	13.0	1.88
Time	1,561.6	9.8	2.51	1,594.8	9.9	2.48	1,731.7	17.0	3.91
Total Interest-Bearing Deposits	6,136.8	16.9	1.10	6,178.1	17.7	1.14	5,953.9	33.1	2.21
Short-Term Borrowings	166.4	0.3	0.66	116.7	0.5	1.74	175.2	2.0	4.53
Securities Sold Under Agreements to Repurchase	1,032.2	8.0	3.04	1,077.4	7.7	2.80	1,052.8	11.8	4.40
Long-Term Debt	204.0	3.1	6.09	205.1	3.1	6.04	235.4	3.8	6.43
Total Interest-Bearing Liabilities	7,539.4	28.3	1.49	7,577.3	29.0	1.52	7,417.3	50.7	2.71
Net Interest Income		$106.1			$103.8			$99.7
Interest Rate Spread			4.11%			4.01%			3.48%
Net Interest Margin			4.43%			4.33%			4.12%
Noninterest-Bearing Demand Deposits	1,587.5			1,594.4			1,848.9
Other Liabilities	381.5			387.5			426.6
Shareholders’ Equity	799.4			780.3			753.5
Total Liabilities and Shareholders’ Equity	$10,307.8			$10,339.5			$10,446.3

1         Certain prior period information has been reclassified to conform to current presentation.

2         Non-performing loans and leases are included in the respective average loan and lease balances.  Income, if any, on such loans and leases is recognized on a cash basis.

3         Comprised of other consumer revolving credit, installment, and consumer lease financing.

4         Interest income includes taxable equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $234,000, $234,000, and $237,000 for the three months ended December 31, 2008, September 30, 2008, and December 31, 2007, respectively.

Bank of Hawaii Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable Equivalent Basis (Unaudited)	Table 6b

	Year Ended			Year Ended
	December 31, 2008			December 31, 2007 [1]
	Average	Income/	Yield/	Average	Income/	Yield/
(dollars in millions)	Balance	Expense	Rate	Balance	Expense	Rate
Earning Assets
Interest-Bearing Deposits	$20.1	$0.4	2.27%	$29.3	$1.5	5.28%
Funds Sold	78.6	1.6	2.04	60.3	3.1	5.06
Investment Securities
Trading	94.1	4.7	4.99	122.6	4.9	4.00
Available-for-Sale	2,604.4	140.0	5.38	2,516.7	130.5	5.19
Held-to-Maturity	263.7	11.9	4.50	329.5	14.9	4.53
Loans Held for Sale	8.8	0.5	5.72	9.0	0.6	6.43
Loans and Leases [2]
Commercial and Industrial	1,061.7	58.4	5.50	1,054.8	78.1	7.40
Commercial Mortgage	683.1	41.9	6.14	624.5	42.5	6.81
Construction	173.4	10.3	5.93	250.1	19.6	7.86
Commercial Lease Financing	471.8	13.2	2.80	470.3	15.0	3.19
Residential Mortgage	2,484.9	150.9	6.07	2,488.2	152.5	6.13
Home Equity	997.9	58.9	5.90	961.4	72.7	7.56
Automobile	411.8	33.4	8.11	432.0	35.3	8.18
Other [3]	257.6	23.2	9.01	280.3	30.1	10.72
Total Loans and Leases	6,542.2	390.2	5.96	6,561.6	445.8	6.79
Other	79.6	1.7	2.11	79.4	1.5	1.83
Total Earning Assets [4]	9,691.5	551.0	5.69	9,708.4	602.8	6.21
Cash and Noninterest-Bearing Deposits	273.3			288.9
Other Assets	483.4			474.8
Total Assets	$10,448.2			$10,472.1

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$1,663.7	5.5	0.33	$1,521.7	15.3	1.01
Savings	2,808.7	28.6	1.02	2,745.8	54.1	1.97
Time	1,637.2	48.3	2.95	1,728.4	68.4	3.96
Total Interest-Bearing Deposits	6,109.6	82.4	1.35	5,995.9	137.8	2.30
Short-Term Borrowings	106.2	1.7	1.65	127.9	6.3	4.94
Securities Sold Under Agreements to Repurchase	1,083.3	33.8	3.12	1,044.8	47.0	4.50
Long-Term Debt	218.2	13.4	6.15	251.9	15.8	6.22
Total Interest-Bearing Liabilities	7,517.3	131.3	1.75	7,420.5	206.9	2.79
Net Interest Income		$419.7			$395.9
Interest Rate Spread			3.94%			3.42%
Net Interest Margin			4.33%			4.08%
Noninterest-Bearing Demand Deposits	1,741.8			1,891.6
Other Liabilities	406.0			429.7
Shareholders’ Equity	783.1			730.3
Total Liabilities and Shareholders’ Equity	$10,448.2			$10,472.1

1         Certain prior period information has been reclassified to conform to current presentation.

2         Non-performing loans and leases are included in the respective average loan and lease balances.  Income, if any, on such loans and leases is recognized on a cash basis.

3         Comprised of other consumer revolving credit, installment, and consumer lease financing.

4         Interest income includes taxable equivalent basis adjustments, based upon a federal statutory tax rate of 35%, of $945,000 and $923,000 for the year ended December 31, 2008 and 2007, respectively.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable Equivalent Basis (Unaudited)	Table 7a

	Three Months Ended December 31, 2008
	Compared to September 30, 2008
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Funds Sold	$0.1	$(0.2)	$(0.1)
Investment Securities
Available-for-Sale	(0.9)	0.1	(0.8)
Held-to-Maturity	(0.1)	(0.1)	(0.2)
Loans and Leases
Commercial and Industrial	0.3	(0.4)	(0.1)
Commercial Mortgage	0.4	(0.1)	0.3
Construction	(0.1)	(0.1)	(0.2)
Commercial Lease Financing	-	4.7	4.7
Residential Mortgage	(0.2)	(0.2)	(0.4)
Home Equity	0.4	(0.9)	(0.5)
Automobile	(0.4)	(0.1)	(0.5)
Other [2]	(0.1)	(0.3)	(0.4)
Total Loans and Leases	0.3	2.6	2.9
Other	-	(0.2)	(0.2)
Total Change in Interest Income	(0.6)	2.2	1.6

Change in Interest Expense:
Interest-Bearing Deposits
Demand	(0.1)	(0.7)	(0.8)
Savings	0.1	-	0.1
Time	(0.2)	0.1	(0.1)
Total Interest-Bearing Deposits	(0.2)	(0.6)	(0.8)
Short-Term Borrowings	0.2	(0.4)	(0.2)
Securities Sold Under Agreements to Repurchase	(0.3)	0.6	0.3
Total Change in Interest Expense	(0.3)	(0.4)	(0.7)

Change in Net Interest Income	$(0.3)	$2.6	$2.3

1         The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume and rate for that category.

2         Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable Equivalent Basis (Unaudited)	Table 7b

	Three Months Ended December 31, 2008
	Compared to December 31, 2007
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Interest-Bearing Deposits	$(0.1)	$(0.2)	$(0.3)
Funds Sold	0.2	(0.6)	(0.4)
Investment Securities
Trading	0.1	0.3	0.4
Available-for-Sale	(0.4)	1.1	0.7
Held-to-Maturity	(0.6)	(0.1)	(0.7)
Loans and Leases
Commercial and Industrial	0.5	(5.9)	(5.4)
Commercial Mortgage	1.4	(1.4)	-
Construction	(1.3)	(1.1)	(2.4)
Commercial Lease Financing	(0.1)	1.0	0.9
Residential Mortgage	(0.3)	(0.7)	(1.0)
Home Equity	0.7	(4.9)	(4.2)
Automobile	(1.3)	(0.2)	(1.5)
Other [2]	(0.7)	(1.3)	(2.0)
Total Loans and Leases	(1.1)	(14.5)	(15.6)
Other	-	(0.1)	(0.1)
Total Change in Interest Income	(1.9)	(14.1)	(16.0)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.5	(2.9)	(2.4)
Savings	0.4	(7.0)	(6.6)
Time	(1.6)	(5.6)	(7.2)
Total Interest-Bearing Deposits	(0.7)	(15.5)	(16.2)
Short-Term Borrowings	(0.1)	(1.6)	(1.7)
Securities Sold Under Agreements to Repurchase	(0.2)	(3.6)	(3.8)
Long-Term Debt	(0.5)	(0.2)	(0.7)
Total Change in Interest Expense	(1.5)	(20.9)	(22.4)

Change in Net Interest Income	$(0.4)	$6.8	$6.4

1         The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume and rate for that category.

2         Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable Equivalent Basis (Unaudited)	Table 7c

	Year Ended December 31, 2008
	Compared to December 31, 2007
(dollars in millions)	Volume [1]	Rate [1]	Time [1]	Total
Change in Interest Income:
Interest-Bearing Deposits	$(0.4)	$(0.7)	$-	$(1.1)
Funds Sold	0.7	(2.2)	-	(1.5)
Investment Securities
Trading	(1.3)	1.1	-	(0.2)
Available-for-Sale	4.6	4.9	-	9.5
Held-to-Maturity	(2.9)	(0.1)	-	(3.0)
Loans Held for Sale	-	(0.1)	-	(0.1)
Loans and Leases
Commercial and Industrial	0.5	(20.4)	0.2	(19.7)
Commercial Mortgage	3.7	(4.4)	0.1	(0.6)
Construction	(5.2)	(4.2)	0.1	(9.3)
Commercial Lease Financing	0.1	(1.9)	-	(1.8)
Residential Mortgage	(0.2)	(1.4)	-	(1.6)
Home Equity	2.6	(16.6)	0.2	(13.8)
Automobile	(1.7)	(0.3)	0.1	(1.9)
Other [2]	(2.3)	(4.7)	0.1	(6.9)
Total Loans and Leases	(2.5)	(53.9)	0.8	(55.6)
Other	-	0.2	-	0.2
Total Change in Interest Income	(1.8)	(50.8)	0.8	(51.8)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	1.4	(11.2)	-	(9.8)
Savings	1.2	(26.9)	0.2	(25.5)
Time	(3.5)	(16.8)	0.2	(20.1)
Total Interest-Bearing Deposits	(0.9)	(54.9)	0.4	(55.4)
Short-Term Borrowings	(0.9)	(3.7)	-	(4.6)
Securities Sold Under Agreements to Repurchase	1.7	(15.0)	0.1	(13.2)
Long-Term Debt	(2.2)	(0.2)	-	(2.4)
Total Change in Interest Expense	(2.3)	(73.8)	0.5	(75.6)

Change in Net Interest Income	$0.5	$23.0	$0.3	$23.8

1         The changes for each category of interest income and expense are allocated between the portion of changes attributable to the variance in volume, rate, and time for that category.

2         Comprised of other consumer revolving credit, installment, and consumer lease financing.

Bank of Hawaii Corporation and Subsidiaries
Salaries and Benefits (Unaudited)	Table 8

	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2008	2008	2007 [1]	2008	2007 [1]
Salaries	$31,328	$30,190	$29,630	$120,440	$115,856
Incentive Compensation	3,011	5,969	3,728	19,369	15,505
Cash for Stock Grants	-	-	-	4,640	-
Share-Based Compensation	1,097	1,180	2,169	5,049	6,330
Commission Expense	1,423	1,653	1,744	6,941	7,444
Retirement and Other Benefits	2,838	3,097	4,132	14,660	15,131
Payroll Taxes	2,108	2,162	2,025	10,175	9,910
Medical, Dental, and Life Insurance	1,589	2,452	2,464	9,010	9,289
Separation Expense	343	61	36	1,674	1,400
Total Salaries and Benefits	$43,737	$46,764	$45,928	$191,958	$180,865

1     Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawaii Corporation and Subsidiaries
Loan and Lease Portfolio Balances (Unaudited)	Table 9

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2008	2008 [1]	2008 [1]	2008 [1]	2007 [1]
Commercial
Commercial and Industrial	$1,053,781	$1,077,314	$1,052,319	$1,079,772	$1,054,355
Commercial Mortgage	740,779	708,961	680,784	650,638	634,483
Construction	153,952	153,364	168,678	190,521	208,670
Lease Financing	468,140	467,279	471,443	465,945	481,882
Total Commercial	2,416,652	2,406,918	2,373,224	2,386,876	2,379,390
Consumer
Residential Mortgage	2,461,824	2,478,925	2,485,558	2,506,594	2,486,284
Home Equity	1,033,221	1,004,437	989,683	990,759	994,972
Automobile	369,789	395,015	413,338	430,920	443,011
Other [2]	248,747	254,163	256,325	264,188	277,204
Total Consumer	4,113,581	4,132,540	4,144,904	4,192,461	4,201,471
Total Loans and Leases	$6,530,233	$6,539,458	$6,518,128	$6,579,337	$6,580,861

Air Transportation Credit Exposure [3] (Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2008	2008	2008	2008	2007
Passenger Carriers Based In the United States	$60,189	$60,260	$60,603	$61,190	$64,947
Passenger Carriers Based Outside the United States	5,672	5,809	7,161	7,258	19,078
Cargo Carriers	13,831	13,689	13,568	13,472	13,390
Total Air Transportation Credit Exposure	$79,692	$79,758	$81,332	$81,920	$97,415

1         Certain prior period information has been reclassified to conform to current presentation.

2         Comprised of other revolving credit, installment, and lease financing.

3         Exposure includes loans, leveraged leases, and operating leases.

Bank of Hawaii Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More
(Unaudited)	Table 10

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2008	2008	2008	2008	2007 [1]
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$3,869	$574	$1,119	$794	$598
Commercial Mortgage	-	-	-	-	112
Construction	5,001	-	-	-	-
Lease Financing	133	149	329	504	297
Total Commercial	9,003	723	1,448	1,298	1,007
Consumer
Residential Mortgage	3,904	3,749	3,784	3,235	2,681
Home Equity	1,614	1,162	1,189	1,187	1,414
Other [2]	-	-	30	31	-
Total Consumer	5,518	4,911	5,003	4,453	4,095
Total Non-Accrual Loans and Leases	14,521	5,634	6,451	5,751	5,102
Foreclosed Real Estate	428	293	229	294	184
Total Non-Performing Assets	$14,949	$5,927	$6,680	$6,045	$5,286

Accruing Loans and Leases Past Due 90 Days or More
Commercial
Commercial and Industrial	$6,785	$-	$-	$24	$-
Lease Financing	268	-	-	-	-
Total Commercial	7,053	-	-	24	-
Consumer
Residential Mortgage	4,192	3,455	2,601	3,892	4,884
Home Equity	1,077	296	201	328	413
Automobile	743	758	625	865	1,174
Other [2]	1,134	926	756	725	1,112
Total Consumer	7,146	5,435	4,183	5,810	7,583
Total Accruing Loans and Leases Past Due 90 Days or More	$14,199	$5,435	$4,183	$5,834	$7,583

Total Loans and Leases	$6,530,233	$6,539,458	$6,518,128	$6,579,337	$6,580,861

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.22%	0.09%	0.10%	0.09%	0.08%

Ratio of Non-Performing Assets to Total Loans and Leases and Foreclosed Real Estate	0.23%	0.09%	0.10%	0.09%	0.08%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans and Leases	0.37%	0.03%	0.06%	0.05%	0.04%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans and Leases and Foreclosed Real Estate	0.14%	0.13%	0.13%	0.11%	0.10%

Ratio of Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More to Total Loans and Leases	0.45%	0.17%	0.17%	0.18%	0.20%

Quarter to Quarter Changes in Non-Performing Assets Balance at Beginning of Quarter	$5,927	$6,680	$6,045	$5,286	$4,260
Additions	15,464	1,355	2,900	2,614	1,866
Reductions
Payments	(2,440)	(955)	(630)	(386)	(256)
Return to Accrual Status	(1,468)	(756)	(943)	(944)	(214)
Sales of Foreclosed Real Estate	-	-	-	-	(161)
Charge-offs/Write-downs	(2,534)	(397)	(692)	(525)	(209)
Total Reductions	(6,442)	(2,108)	(2,265)	(1,855)	(840)
Balance at End of Quarter	$14,949	$5,927	$6,680	$6,045	$5,286

1         Certain prior period information has been reclassified to conform to current presentation.

2         Comprised of other revolving credit, installment, and lease financing.

Bank of Hawaii Corporation and Subsidiaries
Reserve for Credit Losses (Unaudited)					Table 11
	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2008	2008	2007 [1]	2008	2007 [1]
Balance at Beginning of Period	$120,667	$107,667	$96,167	$96,167	$96,167
Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(3,490)	(1,783)	(1,008)	(8,059)	(3,266)
Construction	(1,932)	-	-	(1,932)	-
Lease Financing	-	(27)	-	(304)	(145)
Consumer
Residential Mortgage	(192)	(398)	(122)	(723)	(169)
Home Equity	(732)	(519)	(333)	(2,530)	(1,097)
Automobile	(3,277)	(2,858)	(2,697)	(11,236)	(10,340)
Other [2]	(2,363)	(3,444)	(3,023)	(10,564)	(9,893)
Total Loans and Leases Charged-Off	(11,986)	(9,029)	(7,183)	(35,348)	(24,910)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	227	220	285	1,634	1,203
Commercial Mortgage	-	-	-	-	156
Lease Financing	3	2	3	10	2,092
Consumer
Residential Mortgage	13	67	18	175	221
Home Equity	25	36	170	108	359
Automobile	622	699	602	2,817	2,582
Other [2]	538	647	662	2,589	2,790
Total Recoveries on Loans and Leases Previously Charged-Off	1,428	1,671	1,740	7,333	9,403
Net Loans and Leases Charged-Off	(10,558)	(7,358)	(5,443)	(28,015)	(15,507)
Provision for Credit Losses	18,558	20,358	5,443	60,515	15,507
Balance at End of Period [3]	$128,667	$120,667	$96,167	$128,667	$96,167

Components
Allowance for Loan and Lease Losses	$123,498	$115,498	$90,998	$123,498	$90,998
Reserve for Unfunded Commitments	5,169	5,169	5,169	5,169	5,169
Total Reserve for Credit Losses	$128,667	$120,667	$96,167	$128,667	$96,167

Average Loans and Leases Outstanding	$6,537,134	$6,512,453	$6,581,183	$6,542,178	$6,561,584

Ratio of Net Loans and Leases Charged-Off to Average Loans and Leases Outstanding (annualized)	0.64%	0.45%	0.33%	0.43%	0.24%
Ratio of Allowance for Loan and Lease Losses to Loans and Leases Outstanding	1.89%	1.77%	1.38%	1.89%	1.38%

1        Certain prior period information has been reclassified to conform to current presentation.

2        Comprised of other revolving credit, installment, and lease financing.

3        Included in this analysis is activity related to the Company’s reserve for unfunded commitments, which is separately recorded in other liabilities in the Consolidated Statements of Condition (Unaudited).

Bank of Hawaii Corporation and Subsidiaries
Business Segment Selected Financial Information (Unaudited)						Table 12a

	Retail	Commercial	Investment		Treasury &	Consolidated
(dollars in thousands)	Banking	Banking	Services	Total	Other	Total
Three Months Ended December 31, 2008
Net Interest Income	$56,247	$40,048	$3,912	$100,207	$5,647	$105,854
Provision for Credit Losses	3,609	14,949	-	18,558	-	18,558
Net Interest Income After Provision for Credit Losses	52,638	25,099	3,912	81,649	5,647	87,296
Noninterest Income	28,895	11,072	14,713	54,680	(217)	54,463
Noninterest Expense	(43,237)	(23,372)	(14,891)	(81,500)	(1,190)	(82,690)
Income Before Income Taxes	38,296	12,799	3,734	54,829	4,240	59,069
Provision for Income Taxes	(14,175)	(4,450)	(1,382)	(20,007)	245	(19,762)
Allocated Net Income	24,121	8,349	2,352	34,822	4,485	39,307
Adjustments to Allocated Net Income [1]	(1,045)	(1,555)	(61)	(2,661)	3,677	1,016
Income Before Capital Charge	23,076	6,794	2,291	32,161	8,162	40,323
Capital Charge	(4,732)	(4,157)	(1,365)	(10,254)	(9,728)	(19,982)
Net Income (Loss) After Capital Charge (NIACC)	$18,344	$2,637	$926	$21,907	$(1,566)	$20,341

RAROC (ROE for the Company)	48%	16%	17%	31%	45%	20%

Total Assets as of December 31, 2008	$3,696,518	$3,029,799	$278,748	$7,005,065	$3,758,410	$10,763,475

	Retail	Commercial	Investment		Treasury &	Consolidated
(dollars in thousands)	Banking	Banking	Services	Total	Other	Total
Three Months Ended December 31, 2007 [2]
Net Interest Income	$57,381	$41,912	$3,651	$102,944	$(3,497)	$99,447
Provision for Credit Losses	2,480	2,769	259	5,508	(65)	5,443
Net Interest Income After Provision for Credit Losses	54,901	39,143	3,392	97,436	(3,432)	94,004
Noninterest Income	26,774	8,643	18,902	54,319	5,938	60,257
Noninterest Expense	(42,149)	(26,419)	(16,396)	(84,964)	(7,038)	(92,002)
Income Before Income Taxes	39,526	21,367	5,898	66,791	(4,532)	62,259
Provision for Income Taxes	(14,624)	(7,902)	(2,183)	(24,709)	3,310	(21,399)
Allocated Net Income	24,902	13,465	3,715	42,082	(1,222)	40,860
Adjustments to Allocated Net Income [1]	(1,169)	(1,477)	(25)	(2,671)	746	(1,925)
Income Before Capital Charge	23,733	11,988	3,690	39,411	(476)	38,935
Capital Charge	(5,162)	(4,655)	(1,595)	(11,412)	(9,311)	(20,723)
Net Income (Loss) After Capital Charge (NIACC)	$18,571	$7,333	$2,095	$27,999	$(9,787)	$18,212

RAROC (ROE for the Company)	50%	28%	25%	38%	-2%	22%

Total Assets as of December 31, 2007 [2]	$3,690,551	$3,095,861	$254,756	$7,041,168	$3,431,774	$10,472,942

1        Adjustments to Allocated Net Income include the replacement of the provision for credit losses (the “GAAP provision”) with the higher of an economic provision or the GAAP provision, the replacement of the hedge effectiveness of the Company’s mortgage servicing rights with an amortization approach, the reversal of an earnings credit related to the allowance for loan and lease losses, as well as the tax effect of these adjustments.

2        Certain prior period information has been reclassified to conform to the current presentation.

Bank of Hawaii Corporation and Subsidiaries
Business Segment Selected Financial Information (Unaudited)	Table 12b

	Retail	Commercial	Investment		Treasury &	Consolidated
(dollars in thousands)	Banking	Banking	Services	Total	Other	Total
Year Ended December 31, 2008
Net Interest Income	$232,454	$162,711	$15,643	$410,808	$7,969	$418,777
Provision for Credit Losses	19,607	40,655	1,088	61,350	(835)	60,515
Net Interest Income After Provision for Credit Losses	212,847	122,056	14,555	349,458	8,804	358,262
Noninterest Income	112,091	53,826	69,452	235,369	22,744	258,113
Noninterest Expense	(174,050)	(96,125)	(64,917)	(335,092)	(11,682)	(346,774)
Income Before Income Taxes	150,888	79,757	19,090	249,735	19,866	269,601
Provision for Income Taxes	(55,836)	(30,723)	(7,063)	(93,622)	16,234	(77,388)
Allocated Net Income	95,052	49,034	12,027	156,113	36,100	192,213
Adjustments to Allocated Net Income [1]	(4,707)	(6,272)	(208)	(11,187)	7,150	(4,037)
Income Before Capital Charge	90,345	42,762	11,819	144,926	43,250	188,176
Capital Charge	(19,040)	(16,417)	(5,750)	(41,207)	(37,149)	(78,356)
Net Income After Capital Charge (NIACC)	$71,305	$26,345	$6,069	$103,719	$6,101	$109,820

RAROC (ROE for the Company)	47%	26%	21%	35%	58%	25%

Total Assets as of December 31, 2008	$3,696,518	$3,029,799	$278,748	$7,005,065	$3,758,410	$10,763,475

	Retail	Commercial	Investment		Treasury &	Consolidated
(dollars in thousands)	Banking	Banking	Services	Total	Other	Total
Year Ended December 31, 2007 [2]
Net Interest Income	$224,236	$161,962	$14,215	$400,413	$(5,395)	$395,018
Provision for Credit Losses	7,056	8,469	258	15,783	(276)	15,507
Net Interest Income After Provision for Credit Losses	217,180	153,493	13,957	384,630	(5,119)	379,511
Noninterest Income	105,490	40,332	75,571	221,393	19,094	240,487
Noninterest Expense	(166,245)	(94,087)	(63,672)	(324,004)	(11,403)	(335,407)
Income Before Income Taxes	156,425	99,738	25,856	282,019	2,572	284,591
Provision for Income Taxes	(57,871)	(36,784)	(9,567)	(104,222)	3,334	(100,888)
Allocated Net Income	98,554	62,954	16,289	177,797	5,906	183,703
Adjustments to Allocated Net Income [1]	(4,902)	(7,363)	(203)	(12,468)	772	(11,696)
Income Before Capital Charge	93,652	55,591	16,086	165,329	6,678	172,007
Capital Charge	(20,461)	(17,870)	(6,229)	(44,560)	(35,765)	(80,325)
Net Income (Loss) After Capital Charge (NIACC)	$73,191	$37,721	$9,857	$120,769	$(29,087)	$91,682

RAROC (ROE for the Company)	50%	34%	28%	41%	5%	25%

Total Assets as of December 31, 2007 [2]	$3,690,551	$3,095,861	$254,756	$7,041,168	$3,431,774	$10,472,942

1        Adjustments to Allocated Net Income include the replacement of the provision for credit losses (the “GAAP provision”) with the higher of an economic provision or the GAAP provision, the replacement of the hedge effectiveness of the Company’s mortgage servicing rights with an amortization approach, the reversal of an earnings credit related to the allowance for loan and lease losses, as well as the tax effect of these adjustments.

2        Certain prior period information has been reclassified to conform to the current presentation.

Bank of Hawaii Corporation and Subsidiaries
Selected Quarterly Financial Data (Unaudited)					Table 13
	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands, except per share amounts)	2008	2008	2008	2008	2007
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$95,598	$92,744	$97,959	$104,413	$111,270
Income on Investment Securities
Trading	1,152	1,174	1,209	1,160	814
Available-for-Sale	34,352	35,152	35,321	34,251	33,591
Held-to-Maturity	2,735	2,870	3,033	3,239	3,440
Deposits	25	33	204	195	309
Funds Sold	48	141	420	992	356
Other	276	490	489	426	395
Total Interest Income	134,186	132,604	138,635	144,676	150,175
Interest Expense
Deposits	16,960	17,736	20,238	27,465	33,158
Securities Sold Under Agreements to Repurchase	7,984	7,675	7,488	10,617	11,754
Funds Purchased	175	507	270	633	1,936
Short-Term Borrowings	103	13	12	34	91
Long-Term Debt	3,110	3,098	3,459	3,747	3,789
Total Interest Expense	28,332	29,029	31,467	42,496	50,728
Net Interest Income	105,854	103,575	107,168	102,180	99,447
Provision for Credit Losses	18,558	20,358	7,172	14,427	5,443
Net Interest Income After Provision for Credit Losses	87,296	83,217	99,996	87,753	94,004
Noninterest Income
Trust and Asset Management	12,275	14,193	15,460	15,086	15,812
Mortgage Banking	508	621	2,738	4,297	2,027
Service Charges on Deposit Accounts	13,306	13,045	12,411	12,083	12,302
Fees, Exchange, and Other Service Charges	16,256	16,991	17,176	16,101	16,743
Unrealized Trading Gains, Net	-	-	-	-	-
Investment Securities Gains, Net	86	159	157	130	105
Insurance	5,953	5,902	5,590	7,130	4,629
Other	6,079	6,075	7,007	31,298	8,639
Total Noninterest Income	54,463	56,986	60,539	86,125	60,257
Noninterest Expense
Salaries and Benefits	43,737	46,764	45,984	55,473	45,928
Net Occupancy	11,548	11,795	11,343	10,443	10,300
Net Equipment	4,573	4,775	4,474	4,321	4,745
Professional Fees	3,040	3,270	2,588	2,613	3,695
Other	19,792	20,186	19,473	20,582	27,334
Total Noninterest Expense	82,690	86,790	83,862	93,432	92,002
Income Before Provision for Income Taxes	59,069	53,413	76,673	80,446	62,259
Provision for Income Taxes	19,762	6,004	28,391	23,231	21,399
Net Income	$39,307	$47,409	$48,282	$57,215	$40,860

Basic Earnings Per Share	$0.83	$1.00	$1.01	$1.19	$0.84
Diluted Earnings Per Share	$0.82	$0.99	$1.00	$1.18	$0.83

Balance Sheet Totals
Loans and Leases	$6,530,233	$6,539,458	$6,518,128	$6,579,337	$6,580,861
Total Assets	10,763,475	10,335,047	10,371,149	10,822,801	10,472,942
Total Deposits	8,292,098	7,658,484	7,903,990	8,102,855	7,942,372
Total Shareholders’ Equity	790,704	780,020	767,558	766,747	750,255

Performance Ratios
Net Income to Average Total Assets	1.52%	1.82%	1.85%	2.16%	1.55%
Net Income to Average Shareholders’ Equity	19.56	24.17	24.82	29.88	21.51
Efficiency Ratio [1]	51.58	54.05	50.01	49.62	57.61
Net Interest Margin [2]	4.43	4.33	4.41	4.17	4.12

1        The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).

2        The net interest margin is defined as net interest income, on a fully-taxable equivalent basis, as a percentage of average earning assets.